UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 14, 2012

Online Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-26123	52-1623052
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4795 Meadow Wood Lane, Chantilly, Virginia		20151
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 703-653-3100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 14, 2012, we announced our financial results for the fourth quarter and full year ended December 31, 2011. A copy of our press release containing the announcement is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

A copy of our press release containing the announcement is included as Exhibit 99.1 to this Current Report on Form 8-K.

The attached press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles, or GAAP. To supplement our financial statements presented in accordance with GAAP, we report Ebitda, Adjusted Ebitda and Core Net Income, non-GAAP financial measures commonly used in our industry as measures of performance. Ebitda is defined as net loss available to common shareholders before preferred stock accretion, interest, taxes, depreciation and amortization expense. Adjusted Ebitda is defined as net loss available to common shareholders before preferred stock accretion, interest, taxes depreciation and amortization, equity compensation expense, reserve for potential legal liability, strategic alternatives process costs, transition costs (including severance, retention, and ORCC India start up costs), restructuring costs and other expense. Core net income defined as net income available to common stockholders before the amortization of acquisition-related intangible assets, equity compensation expense, income tax benefit from the change in valuation allowance, income (costs) related to the fair market valuation of certain derivatives, preferred stock accretion related to the redemption premium, reserve for legal liability, net of tax, strategic alternatives process costs (including severance, retention, and ORCC India start up costs), net of tax, transition costs, net of tax, restructuring costs, net of tax, and all other non-recurring charges. These measures should be considered in addition to results prepared in accordance with GAAP, and are not substitutes for, or superior to, GAAP results. The non-GAAP measures are provided to enhance the investors’ overall understanding of our current financial performance and our prospects for the future. Consistent with our historical practice, these non-GAAP measures have been reconciled to the nearest GAAP measure.

The information contained in this Item 2.02, including the exhibit referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement we file under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Online Resources Corporation

March 14, 2012	By:	Catherine A. Graham
		Name:	Catherine A. Graham
		Title:	Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Results of Operations and Financial Condition